Annex I
MONTHLY OPERATING REPORT FOR
HAYES LEMMERZ INTERNATIONAL, INC.
AND ITS AFFILIATED DEBTORS
FOR THE MONTH OF
MAY 2009

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	Chapter 11
HAYES LEMMERZ INTERNATIONAL, INC., et al.,	Case No. 09-11655 (MFW)
Debtors.	Jointly Administered

COUNSEL FOR THE DEBTORS:

Skadden, Arps, Slate, Meagher & Flom LLP
Anthony W. Clark
Kimberly A. LaMaina
One Rodney Square
P.O. Box 636
Wilmington, DE 19899
(312) 651-3000

and

J. Eric Ivester
Stephen D. Williamson
333 West Wacker Drive
Suite 2100
Chicago, IL 60606
(312) 407-0700

Case Number Case No. 09-11655 (MFW) (Jointly Administered)	1

Annex I

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE
JUDGE:       Mary F. Walrath

Case No. 09-11655 (MFW)
Chapter 11

HAYES LEMMERZ INTERNATIONAL, INC., et al. (1)

MONTHLY OPERATING REPORT

PERIOD COVERED:  May 1, 2009 – May 31, 2009

DEBTOR’S ADDRESS:
15300 Centennial Drive
Northville, MI  48168

DEBTOR’S ATTORNEY:
Skadden, Arps, Slate, Meagher & Flom LLP
 One Rodney Square
P.O. Box 636
Wilmington, DE 19899

REPORT PREPARER:

/s/ Mark A. Brebberman	June 30, 2009
Mark A. Brebberman	Date
Chief Financial Officer

The report preparer, having reviewed the attached report and being familiar with the Debtor’s financial affairs, verified under the penalty of perjury that the information contained therein is complete, accurate, and truthful to the best of his knowledge. (2)

(1)	See next page for a listing of Debtors by case number.
(2)	All amounts herein are preliminary, unaudited, and subject to revision.

Case Number Case No. 09-11655 (MFW) (Jointly Administered)	2

Annex I

In re: Hayes Lemmerz International, Inc. et al
Case No. 09-11655 (MFW) (Jointly Administered)
Reporting Period:     May 1, 2009 – May 31, 2009

Case Number:	Debtors:
09-11655	Hayes Lemmerz International, Inc.
09-11656	Hayes Lemmerz Finance LLC
09-11657	Hayes Lemmerz Finance LLC - Luxembourg S.C.A.
09-11659	Hayes Lemmerz International Import, Inc.
09-11660	Hayes Lemmerz International - California, Inc.
09-11661	Hayes Lemmerz International - Commercial Highway, Inc.
09-11662	Hayes Lemmerz International - Georgia, Inc.
09-11664	Hayes Lemmerz International - Howell, Inc.
09-11665	Hayes Lemmerz International - Huntington, Inc.
09-11666	Hayes Lemmerz International - Kentucky, Inc.
09-11667	Hayes Lemmerz International - Laredo, Inc.
09-11668	Hayes Lemmerz International - New York, Inc.
09-11669	Hayes Lemmerz International - Sedalia, Inc.
09-11670	Hayes Lemmerz International - Technical Center, Inc.
09-11671	Hayes Lemmerz International - Wabash, Inc.
09-11672	HLI Brakes Holding Company, Inc.
09-11673	HLI Commercial Highway Holding Company, Inc.
09-11674	HLI Netherlands Holdings, Inc.
09-11675	HLI Operating Company, Inc.
09-11676	HLI Parent Company, Inc.
09-11677	HLI Powertrain Holding Company, Inc.
09-11678	HLI Realty, Inc.
09-11679	HLI Services Holding Company, Inc.
09-11680	HLI Suspension Holding Company, Inc.
09-11681	HLI Wheels Holding Company, Inc.

Case Number Case No. 09-11655 (MFW) (Jointly Administered)	3

Annex I
HAYES LEMMERZ INTERNATIONAL, INC. ET AL.
MONTHLY OPERATING REPORT
May 2009

INDEX
Financial Statements	Page

Condensed Statements of Operations
by Debtor – Month Ended May 31, 2009 (Unaudited)	___
Condensed Balance Sheets by Debtor – May 31, 2009 (Unaudited)	___

Notes to Monthly Operating Report

Note 1. Basis of Presentation	___
Note 2. Reorganization Proceedings	___
Note 3. Financing	___
Note 4. Liabilities Subject to Compromise	___
Note 5. Reorganization Items	___
Note 6. Post-petition Accounts Payable	___

Schedules

Schedule 1. Cash Disbursements by Debtor	___
Schedule 2. Payroll Taxes Paid	___
Schedule 3. Post-petition Sales, Use, and Property Taxes Paid	___
Schedule 4. Debtor Bank Account Balances	___
Schedule 5. Intercompany Loan Balances	___
Schedule 6. Debtor Questionnaire	___

Other Information

While Hayes Lemmerz International, Inc. (HLI or the Company) continues its reorganization under Chapter 11 of the United States Bankruptcy Code, investments in HLI securities are highly speculative.  Although shares of HLI common stock trade on the Pink Sheets OTC market under the symbol “HAYZQ,” we can provide no assurance that they will continue to do so.  The trading prices of the shares may have little or no relationship to the actual recovery, if any, by the holders under any eventual court-approved reorganization plan.  We believe that our currently outstanding common stock will have no value and will be canceled under any plan of reorganization we may propose under Chapter 11 of the Bankruptcy Code.  We also believe that the holders of our 8.25% Senior Notes due 2015 are unlikely to receive more than a de minimis distribution on account of their interests in the Senior Notes and that such interests could be cancelled under any plan of reorganization we may propose.  There can be no assurance, however, that the Company will be able to develop, propose, and implement a successful plan of reorganization.

Case Number Case No. 09-11655 (MFW) (Jointly Administered)	4

Annex I
HAYES LEMMERZ INTERNATIONAL, INC.
DEBTOR IN POSSESSION
CONDENSED STATEMENTS OF OPERATIONS (UNAUDITED)
For the month ended May 31, 2009

Case Number Case No. 09-11655 (MFW) (Jointly Administered)	5

Annex I

HAYES LEMMERZ INTERNATIONAL, INC.
DEBTOR IN POSSESSION
CONDENSED STATEMENTS OF OPERATIONS (UNAUDITED)
For the month ended May 31, 2009

Case Number Case No. 09-11655 (MFW) (Jointly Administered)	6

Annex I

HAYES LEMMERZ INTERNATIONAL, INC.
DEBTOR IN POSSESSION
CONDENSED STATEMENTS OF OPERATIONS (UNAUDITED)
For the month ended May 31, 2009

Case Number Case No. 09-11655 (MFW) (Jointly Administered)	7

Annex I

HAYES LEMMERZ INTERNATIONAL, INC.
DEBTOR IN POSSESSION
CONDENSED STATEMENTS OF OPERATIONS (UNAUDITED)
For the month ended May 31, 2009

Case Number Case No. 09-11655 (MFW) (Jointly Administered)	8

Annex I

HAYES LEMMERZ INTERNATIONAL, INC.
DEBTOR IN POSSESSION
CONDENSED STATEMENTS OF OPERATIONS (UNAUDITED)
For the month ended May 31, 2009

Case Number Case No. 09-11655 (MFW) (Jointly Administered)	9

Annex I

 HAYES LEMMERZ INTERNATIONAL, INC.
DEBTOR IN POSSESSION
CONDENSED BALANCE SHEETS (UNAUDITED)
As of May 31, 2009

Case Number:	Hayes Lemmerz International Inc. 09-11655	HLI Parent Company, Inc. 09-11676	HLI Operating Company, Inc. 09-11675	HLI Wheels Holding Company, Inc 09-11681	Hayes Lemmerz International - Huntington, Inc. 09-11665
ASSETS			In Thousands		
Current Assets:					
Cash and cash equivalents	$ -	$ -	$ 14,983	$ -	$ -
Receivables, net	-	-	271	-	-
Other receivables	-	-	-	-	-
Inventories	-	-	745	-	-
Assets held for sale	-	-	(0)	-	1,675
Prepaid expenses	-	-	5,251	-	-
Intercompany receivables	(33)	-	5,776	(30)	-
Deferred tax assets	-	-	(800)	-	-
Total Current Assets	(33)	-	26,225	(30)	1,675
Investments in subsidiaries	390,900	577,400	390,906	161,172	-
Property, plant, and equipment, net	-	-	23,567	-	-
Goodwill	-	-	-	-	-
Customer relationships, net	-	-	8,800	-	-
Other intangible assets, net	-	-	425	-	-
Intercompany long-term receivables	-	-	35,310	-	-
Deferred tax assets	-	-	(3,600)	-	-
Other assets	-	-	4,504	-	-
Total Assets	**$ 390,867**	**$ 577,400**	**$ 486,136**	**$ 161,141**	**$ 1,675**
LIABILITIES & EQUITY					
Current Liabilities:					
DIP Facility	$ -	$ -	$ 15,000	$ -	$ -
Bank borrowings and other notes	-	-	-	-	-
Current portion of long-term debt	-	-	-	-	-
Accounts payable	66	-	917	-	5
Accrued payroll and employee benefits	-	-	(111)	-	(0)
Intercompany payables	-	-	76,602	(30)	-
Liabilities held for sale	-	-	-	-	-
Other accrued liabilities	(77)	-	1,008	-	130
Total Current Liabilities	(11)	-	93,415	(30)	135
Long-term debt, net of current portion	-	-	-	-	-
Intercompany long-term payables	-	-	47,701	-	-
Deferred tax liabilities	-	-	(4,302)	-	-
Pension and other long-term liabilities	-	-	2,269	-	-
Liabilities subject to compromise	-	-	164,172	-	151
Commitments and contingencies					
Capital invested	610,150	390,900	577,400	345,584	19,387
Accumulated deficit	(974,061)	(982,563)	(460,743)	(189,184)	(43,600)
Accumulated other comprehensive income	48,591	48,591	510,045	(446,666)	(73,640)
Intercompany equity, Hayes Lemmerz	694,414	1,108,688	(455,604)	451,437	99,242
Total including noncontrolling interest	379,094	565,616	171,098	161,172	1,389
Noncontrolling interest	11,784	11,784	11,784	-	-
Total Equity	390,878	577,400	182,882	161,172	1,389
Total Liabilities and Equity	**$ 390,867**	**$ 577,400**	**$ 486,136**	**$ 161,141**	**$ 1,675**

Case Number Case No. 09-11655 (MFW) (Jointly Administered)	10

Annex I

HAYES LEMMERZ INTERNATIONAL, INC.
DEBTOR IN POSSESSION
CONDENSED BALANCE SHEETS (UNAUDITED)
As of May 31, 2009

Case Number:	Hayes Lemmerz International - Georgia, Inc. 09-11662	Hayes Lemmerz International - California, Inc. 09-11660	Hayes Lemmerz International - Howell, Inc. 09-11664	Hayes Lemmerz International - Sedalia, Inc. 09-11669	Hayes Lemmerz International - Import, Inc. 09-11659
ASSETS			In Thousands		
Current Assets:					
Cash and cash equivalents	$ -	$ -	$ -	$ 4	$ -
Receivables, net	338	-	-	18,465	950
Other receivables	-	-	-	-	-
Inventories	-	-	-	12,685	6,795
Assets held for sale	5,144	-	600	-	-
Prepaid expenses	-	-	12	339	0
Intercompany receivables	17	-	-	4	30
Deferred tax assets	-	-	-	-	-
Total Current Assets	5,499	-	612	31,496	7,775
Investments in subsidiaries	-	-	-	-	-
Property, plant, and equipment, net	-	-	-	23,753	-
Goodwill	-	-	-	-	-
Customer relationships, net	-	-	-	-	-
Other intangible assets, net	-	-	-	-	-
Intercompany long-term receivables	-	-	-	-	-
Deferred tax assets	-	-	-	-	-
Other assets	-	-	-	305	-
Total Assets	**$ 5,499**	**$ -**	**$ 612**	**$ 55,554**	**$ 7,775**
LIABILITIES & EQUITY					
Current Liabilities:					
DIP Facility	$ -	$ -	$ -	$ -	$ -
Bank borrowings and other notes	-	-	-	-	-
Current portion of long-term debt	-	-	-	-	-
Accounts payable	20	-	5	6,611	8
Accrued payroll and employee benefits	(0)	0	-	364	-
Intercompany payables	-	-	-	19	170
Liabilities held for sale	-	-	-	-	-
Other accrued liabilities	114	-	-	(2,690)	12
Total Current Liabilities	134	0	5	4,304	190
Long-term debt, net of current portion	-	-	-	-	-
Intercompany long-term payables	-	-	-	-	-
Deferred tax liabilities	-	-	-	-	-
Pension and other long-term liabilities	-	-	-	-	-
Liabilities subject to compromise	1,209	-	12	14,734	1,798
Commitments and contingencies					
Capital invested	23,709	13,014	18,919	82,980	3,163
Accumulated deficit	(151,190)	(29,923)	(22,003)	59,231	(1,698)
Accumulated other comprehensive income	(45,111)	(30,887)	(41,116)	(231,662)	(24,242)
Intercompany equity, Hayes Lemmerz	176,748	47,796	44,794	125,968	28,564
Total including noncontrolling interest	4,155	(0)	595	36,516	5,787
Noncontrolling interest	-	-	-	-	-
Total Equity	4,155	(0)	595	36,516	5,787
Total Liabilities and Equity	**$ 5,499**	**$ 0**	**$ 612**	**$ 55,554**	**$ 7,775**

Case Number Case No. 09-11655 (MFW) (Jointly Administered)	11

Annex I

HAYES LEMMERZ INTERNATIONAL, INC.
DEBTOR IN POSSESSION
CONDENSED BALANCE SHEETS (UNAUDITED)
As of May 31, 2009

Case Number:	HLI Commercial Highway Holding Company, Inc. 09-11673	Hayes Lemmerz Inernational - Commercial Highway, Inc. 09-11661	HLI Suspension Holding Company, Inc. 09-11680	HLI Powertrain Holding Company, Inc. 09-11677	Hayes Lemmerz International - Wabash Inc. 09-11671
ASSETS			In Thousands		
Current Assets:					
Cash and cash equivalents	$ -	$ 5	$ -	$ -	$ -
Receivables, net	-	5,971	(3)	-	-
Other receivables	-	-	-	-	-
Inventories	-	10,166	-	-	-
Assets held for sale	-	-	-	-	-
Prepaid expenses	-	3,126	1	-	-
Intercompany receivables	-	-	12	-	-
Deferred tax assets	-	-	-	-	-
Total Current Assets	-	19,268	10	-	-
Investments in subsidiaries	27,057	-	-	63,414	-
Property, plant, and equipment, net	-	11,279	-	-	-
Goodwill	-	-	-	-	-
Customer relationships, net	-	-	-	-	-
Other intangible assets, net	-	-	-	-	-
Intercompany long-term receivables	-	-	-	-	-
Deferred tax assets	-	-	-	-	-
Other assets	-	19	-	-	-
Total Assets	**$ 27,057**	**$ 30,566**	**$ 10**	**$ 63,414**	**$ -**
LIABILITIES & EQUITY					
Current Liabilities:					
DIP Facility	$ -	$ -	$ -	$ -	$ -
Bank borrowings and other notes	-	-	-	-	-
Current portion of long-term debt	-	-	-	-	-
Accounts payable	-	1,118	-	-	-
Accrued payroll and employee benefits	-	47	-	-	-
Intercompany payables	-	93	-	-	-
Liabilities held for sale	-	-	-	-	-
Other accrued liabilities	-	67	-	-	-
Total Current Liabilities	-	1,325	-	-	-
Long-term debt, net of current portion	-	-	-	-	-
Intercompany long-term payables	-	-	-	-	-
Deferred tax liabilities	-	-	-	-	-
Pension and other long-term liabilities	-	0	-	-	-
Liabilities subject to compromise	-	3,014	-	-	-
Commitments and contingencies					
Capital invested	95,546	23,054	71,277	119,309	20,657
Accumulated deficit	65,067	42,967	(69,267)	(93,534)	(47,413)
Accumulated other comprehensive income	(86,434)	(79,383)	3,658	10	10
Intercompany equity, Hayes Lemmerz	(47,122)	39,588	(5,658)	37,629	26,746
Total including noncontrolling interest	27,057	26,227	10	63,414	-
Noncontrolling interest	-	-	-	-	-
Total Equity	27,057	26,227	10	63,414	-
Total Liabilities and Equity	**$ 27,057**	**$ 30,566**	**$ 10**	**$ 63,414**	**$ -**

Case Number Case No. 09-11655 (MFW) (Jointly Administered)	12

Annex I

HAYES LEMMERZ INTERNATIONAL, INC.
DEBTOR IN POSSESSION
CONDENSED BALANCE SHEETS (UNAUDITED)
As of May 31, 2009

Case Number:	Hayes Lemmerz International - Laredo, Inc. 09-11667	HLI Brakes Holding Company, Inc. 09-11672	HLI Services Holding Company, Inc. 09-11679	Hayes Lemmerz International, Technical Center, Inc. 09-11670	HLI Realty, Inc. 09-11678
ASSETS			In Thousands		
Current Assets:					
Cash and cash equivalents	$ -	$ -	$ -	$ -	$ -
Receivables, net	5,199	-	-	-	-
Other receivables	-	-	-	-	-
Inventories	4,157	-	-	-	-
Assets held for sale	-	-	1,135	(1,135)	1,135
Prepaid expenses	2	-	9	(8)	9
Intercompany receivables	(7,283)	-	-	-	-
Deferred tax assets	-	-	-	-	-
Total Current Assets	2,075	-	1,144	(1,143)	1,144
Investments in subsidiaries	-	625	-	2,587	-
Property, plant, and equipment, net	1,703	-	(391)	782	(391)
Goodwill	-	-	-	-	-
Customer relationships, net	-	-	-	-	-
Other intangible assets, net	-	-	-	-	-
Intercompany long-term receivables	-	-	-	-	-
Deferred tax assets	-	-	-	-	-
Other assets	-	-	-	-	-
Total Assets	**$ 3,778**	**$ 625**	**$ 753**	**$ 2,226**	**$ 753**
LIABILITIES & EQUITY					
Current Liabilities:					
DIP Facility	$ -	$ -	$ -	$ -	$ -
Bank borrowings and other notes	-	-	-	-	-
Current portion of long-term debt	-	-	-	-	-
Accounts payable	2,796	-	-	9	-
Accrued payroll and employee benefits	41	-	-	(0)	-
Intercompany payables	401	-	-	-	-
Liabilities held for sale	-	-	-	-	-
Other accrued liabilities	(6)	-	-	-	-
Total Current Liabilities	3,231	-	-	9	-
Long-term debt, net of current portion	-	-	-	-	-
Intercompany long-term payables	-	-	-	-	-
Deferred tax liabilities	-	-	-	-	-
Pension and other long-term liabilities	-	-	-	-	-
Liabilities subject to compromise	-	-	-	14	-
Commitments and contingencies					
Capital invested	35,238	8,279	10,086	7,499	2,587
Accumulated deficit	(46,122)	36,519	(16,813)	(16,191)	(311)
Accumulated other comprehensive income	(0)	0	2,250	2,250	-
Intercompany equity, Hayes Lemmerz	11,430	(44,173)	5,231	8,646	(1,523)
Total including noncontrolling interest	546	625	753	2,203	753
Noncontrolling interest	-	-	-	-	-
Total Equity	546	625	753	2,203	753
Total Liabilities and Equity	**$ 3,778**	**$ 625**	**$ 753**	**$ 2,226**	**$ 753**

Case Number Case No. 09-11655 (MFW) (Jointly Administered)	13

Annex I

HAYES LEMMERZ INTERNATIONAL, INC.
DEBTOR IN POSSESSION
CONDENSED BALANCE SHEETS (UNAUDITED)
As of May 31, 2009

HLI Netherlands Holdings, Inc.	Hayes Lemmerz International - Kentucky, Inc.	Hayes Lemmerz Finance LLC	Hayes Lemmerz Finance LLC - Luxembourg S.C.A	Hayes Lemmerz International - New York, Inc.
Case Number:	09-11674	09-11666	09-11656	09-11657	09-11668
ASSETS			In Thousands		
Current Assets:					
Cash and cash equivalents	$ -	$ -	$ -	$ 6,469	$ 4
Receivables, net	-	-	-	-	-
Other receivables	-	-	-	-	-
Inventories	-	-	-	-	-
Assets held for sale	-	-	-	-	-
Prepaid expenses	-	-	-	17	-
Intercompany receivables	-	-	-	699	-
Deferred tax assets	-	-	-	-	-
Total Current Assets	-	-	-	7,185	4
Investments in subsidiaries	1,501	-	-	767,595	-
Property, plant, and equipment, net	-	-	-	-	-
Goodwill	-	-	-	-	-
Customer relationships, net	-	-	-	-	-
Other intangible assets, net	-	-	-	4	-
Intercompany long-term receivables	-	-	-	226,912	-
Deferred tax assets	-	-	-	-	-
Other assets	-	-	-	-	-
Total Assets	**$ 1,501**	**$ -**	**$ -**	**$ 1,001,696**	**$ 4**
LIABILITIES & EQUITY					
Current Liabilities:					
DIP Facility	$ -	$ -	$ -	$ 15,604	$ -
Bank borrowings and other notes	-	-	-	-	-
Current portion of long-term debt	-	-	-	(920)	-
Accounts payable	-	-	-	72	-
Accrued payroll and employee benefits	-	-	-	-	-
Intercompany payables	-	-	-	29,191	-
Liabilities held for sale	-	-	-	-	-
Other accrued liabilities	0	-	-	(1,658)	-
Total Current Liabilities	0	-	-	42,289	-
Long-term debt, net of current portion	-	-	-	-	-
Intercompany long-term payables	-	-	-	0	-
Deferred tax liabilities	-	-	-	-	-
Pension and other long-term liabilities	-	-	-	-	-
Liabilities subject to compromise	-	-	-	752,121	-
Commitments and contingencies					
Capital invested	29,378	(936)	-	399,865	10
Accumulated deficit	476	2,232	-	(257,316)	-
Accumulated other comprehensive income	1,444	(454)	-	64,738	-
Intercompany equity, Hayes Lemmerz	(29,798)	(842)	-	-	(6)
Total including noncontrolling interest	1,500	-	-	207,287	4
Noncontrolling interest	-	-	-	-	-
Total Equity	1,500	-	-	207,287	4
Total Liabilities and Equity	**$ 1,501**	**$ -**	**$ -**	**$ 1,001,696**	**$ 4**

Case Number Case No. 09-11655 (MFW) (Jointly Administered)	14

Annex I

HAYES LEMMERZ INTERNATIONAL, INC. ET AL.
DEBTOR IN POSSESSION
NOTES TO MONTHLY OPERATING REPORT
For the period ending May 31, 2009

NOTE 1.  Basis of Presentation

General

On May 11, 2009, the Company and certain of its subsidiaries (together with the Company, the Debtors) filed voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Code (Bankruptcy Code) in the United States Bankruptcy Court for the District of Delaware (Bankruptcy Court). The cases are being jointly administered under Case No. 09-11655 (MFW) (the Bankruptcy Cases). With the exception of Hayes Lemmerz Finance LLC—Luxembourg S.C.A. (Hayes Luxembourg), the Company’s subsidiaries and operations outside the United States were not included in the filing, are not debtors in the Chapter 11 cases or any other proceeding outside the United States, and are expected to continue to operate in the ordinary course of business outside and unaffected by the Chapter 11 cases and process.

We cannot provide any assurance as to what values, if any, will be ascribed in our bankruptcy proceedings to our various pre-petition liabilities, common stock, and other securities. We believe that our currently outstanding common stock will have no value and will be canceled under any plan of reorganization we may propose under Chapter 11.  We also believe that the holders of our Senior Notes are unlikely to receive more than a de minimis distribution on account of their interests in the Senior Notes and that such interests could be cancelled under any plan of reorganization the Company may propose under Chapter 11. There can, however, be no assurance that the Company will be able to develop, propose, and implement a successful plan of reorganization. Accordingly, caution should be exercised with respect to existing and future investments in any of these liabilities or securities.  Trading of our common stock on the NASDAQ Stock Market was suspended on May 21, 2009, and our common stock was delisted from the NASDAQ Stock Market on June 8, 2009.

The filing of the Chapter 11 petitions constituted an event of default under certain of our debt obligations, and those debt obligations became automatically and immediately due and payable, subject to an automatic stay of any action to collect, assert, or recover a claim against the Debtors and the application of applicable bankruptcy law.

This Monthly Operating Report has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Bankruptcy Cases and is in a format acceptable to the Office of the United States Trustee for the District of Delaware and to the lenders under the DIP Credit Agreement as discussed in Note 3, Financing.  The financial information is preliminary and unaudited and does not purport to show the financial statements of any of the Debtors in accordance with U.S. Generally Accepted Accounting Principles (GAAP), and therefore may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations, and disclosure items.  Unlike the consolidated financial statements, the Monthly Operating Statements reflect the assets and liabilities of each separate Debtor, except where indicated otherwise.  In addition, not all of the direct and indirect subsidiaries of the Company are Debtors in these Bankruptcy Cases.  Accordingly, combining the assets and liabilities set forth in the financial statements included herein would result in amounts that would be substantially different from financial information regarding the Company and its subsidiaries that would be prepared on a consolidated basis under GAAP.  We caution readers not to place undue reliance upon the Monthly Operating Statements.  There can be no assurance that such information is complete and the Monthly Operating Statements may be subject to revision.  The Monthly Operating Statements are in a format required by the Bankruptcy Code and should not be used for investment purposes.  The Monthly Operating Report should be read in conjunction with the consolidated financial statements and notes thereto included in our Annual Report on Form 10-K for the fiscal year

Case Number Case No. 09-11655 (MFW) (Jointly Administered)	15

Annex I

ended January 31, 2009, and our Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2009, as filed with the Securities and Exchange Commission as filed on May 11, 2009 and June 19, 2009, respectively.

Accounting Requirements

The condensed financial statements herein have been prepared in accordance with the guidance in American Institute of Certified Public Accountants Statement of Position 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code” (SOP 90-7), which is applicable to companies operating under Chapter 11.  SOP 90-7 generally does not change the manner in which financial statements are prepared.  However, it does require that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business.

Financial Statements Presented

The unaudited condensed financial statements and supplemental information contained herein are presented for each of the Debtors.  Intercompany transactions have not been eliminated in these financial statements.  The Condensed Statements of Operations presented herein are for the month of May 2009.  The Condensed Balance Sheets are presented as of May 31, 2009.  The Cash Disbursements by Debtors report contains information regarding cash disbursements made by each of the Debtors during the post-petition period of May 12 to May 31, 2009.

The condensed financial statements included herein include normal recurring adjustments, but not all of the adjustments that would typically be made for quarterly and annual financial statements prepared in accordance with GAAP.  In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.

Furthermore, the monthly information presented herein has not been subjected to the same level of accounting review and testing that HLI applies in the preparation of its quarterly and annual financial information in accordance with GAAP.  Accordingly the financial information herein is subject to change and any such change could be material.  The results of operations contained herein are not necessarily indicative of the results that may be expected for any other period or the full year and may not reflect HLI’s consolidated results of operations or financial position in the future.

NOTE 2.  Reorganization Proceedings

The Debtors are currently operating as “debtors in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. In general, as debtors in possession, the Debtors are authorized under Chapter 11 to continue to operate as an ongoing business, but may not engage in transactions outside the ordinary course of business without the prior approval of the Bankruptcy Court.

The Bankruptcy Court has approved payment of certain of the Debtors’ pre-petition obligations, including, among other things, employee wages, salaries, and benefits, and the Bankruptcy Court has approved the Debtor’s payment of vendors and other providers in the ordinary course for goods and services received from and after the Petition Date and other business-related payments necessary to maintain the operation of our businesses. The Debtors have retained, subject to Bankruptcy Court approval, legal and financial professionals and certain other “ordinary course” professionals to advise the Debtors on the bankruptcy proceedings. From time to time, the Debtors may seek Bankruptcy Court approval for the retention of additional professionals.

Shortly after the Petition Date, the Debtors began notifying all known current or potential creditors of the Chapter 11 filing. Subject to certain exceptions under the Bankruptcy Code, the Debtors’ Chapter 11 filing automatically

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enjoined, or stayed, the continuation of any judicial or administrative proceedings or other actions against the Debtors or their property to recover on, collect, or secure a claim arising prior to the Petition Date. Thus, for example, most creditor actions to obtain possession of property from the Debtors, or to create, perfect, or enforce any lien against the property of the Debtors, or to collect on monies owed or otherwise exercise rights or remedies with respect to a pre-petition claim are enjoined unless and until the Bankruptcy Court lifts the automatic stay. Vendors are being paid for goods furnished and services provided after the Petition Date in the ordinary course of business.

The Debtors filed their initial schedules of assets and liabilities existing on the Petition Date with the Bankruptcy Court on June 9, 2009.  In June 2009, the Bankruptcy Court set July 27, 2009 as the general bar date, which is the date by which most entities that wish to assert a pre-petition claim against a Debtor has to file a proof of claim in writing (Bar Date).

As required by the Bankruptcy Code, the United States Trustee for the District of Delaware appointed an official committee of unsecured creditors (Creditors’ Committee). The Creditors’ Committee and its legal representatives have a right to be heard on all matters that come before the Bankruptcy Court with respect to the Debtors. There can be no assurance that the Creditors’ Committee will support the Debtors’ positions on matters to be presented to the Bankruptcy Court in the future or on any plan of reorganization, once proposed. Disagreements between the Debtors and the Creditors’ Committee could protract the Chapter 11 proceedings, adversely affect the Debtors’ ability to operate, and delay the Debtors’ emergence from the Chapter 11 proceedings.

Under Section 365 and other relevant sections of the Bankruptcy Code, we may assume, assume and assign, or reject certain executory contracts and unexpired leases, including, without limitation, leases of real property and equipment, subject to the approval of the Bankruptcy Court and certain other conditions. Any description of an executory contract or unexpired lease in this report, including when applicable our express termination rights or a quantification of our obligations, must be read in conjunction with, and is qualified by, any overriding rejection rights we have under Section 365 of the Bankruptcy Code.

In order to successfully exit the Chapter 11 proceedings, the Debtors will need to propose, and obtain confirmation by the Bankruptcy Court, of a plan of reorganization that satisfies the requirements of the Bankruptcy Code. A plan of reorganization would, among other things, resolve the Debtors’ pre-petition obligations, set forth the revised capital structure of the newly reorganized entity, and provide for corporate governance subsequent to exit from bankruptcy.

The Debtors have the exclusive right for 120 days after the Petition Date to file a plan of reorganization and, if we do so, 60 additional days to obtain necessary acceptances of our plan. We may file one or more motions to request extensions of these periods. If the Debtors’ exclusivity period lapses, any party in interest will be able to file a plan of reorganization for any of the Debtors. In addition to being voted on by holders of impaired claims and equity interests, a plan of reorganization must satisfy certain requirements of the Bankruptcy Code and must be approved, or confirmed, by the Bankruptcy Court in order to become effective.

The timing of filing a plan of reorganization by the Debtors will depend on the timing and outcome of numerous other ongoing matters in the Chapter 11 proceedings. There can be no assurance at this time that a plan of reorganization will be confirmed by the Bankruptcy Court or that any such plan will be implemented successfully.  If the Debtors are unable to successfully recapitalize and restructure their indebtedness under Chapter 11, the Debtors may be forced to liquidate.

The Debtors have incurred and will continue to incur significant costs associated with the reorganization. The amount of these costs, which are being expensed as incurred, are expected to significantly affect the Debtors results of operations.

Under the priority scheme established by the Bankruptcy Code, unless creditors agree otherwise, pre-petition liabilities and post-petition liabilities must be satisfied in full before stockholders are entitled to receive any

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distribution or retain any property under a plan of reorganization. The ultimate recovery to creditors and stockholders, if any, will not be determined until confirmation of a plan or plans of reorganization. No assurance can be given as to what values, if any, will be ascribed in the Chapter 11 cases to each of these constituencies or what types or amounts of distributions, if any, they would receive. The Company believes that its currently outstanding common stock will have no value and will be cancelled under any plan of reorganization the Debtors may propose under Chapter 11.  The Company also believes that the holders of the 8.25% Senior Notes due 2015 issued by Hayes Luxembourg (Senior Notes) are unlikely to receive more than a de minimis distribution on account of their interests in the Senior Notes and that such interests could be cancelled under any plan of reorganization the Debtors may propose.  Because of such possibilities, the value of the Debtors liabilities and securities, including the Company’s common stock, is highly speculative. Appropriate caution should be exercised with respect to existing and future investments in any of the liabilities and securities of the Debtors. At this time there is no assurance the Debtors will be able to restructure as a going concern or successfully propose or implement a plan of reorganization.

NOTE 3.  Financing

In connection with the Chapter 11 filing, the Company, HLI Operating Company, Inc., (the U.S. Borrower), and Hayes Luxembourg (together with the U.S. Borrower, the Borrowers), the Lenders party thereto, Deutsche Bank AG New York Branch, as DIP Administrative Agent, Deutsche Bank Securities Inc. and General Electric Capital Corporation, as Joint Book-Running Lead Managers, Joint Lead Arrangers, and Joint Syndication Agents for the DIP Facilities, and Deutsche Bank Securities Inc., as Documentation Agent for the DIP Facilities, entered into Amendment No. 2, dated as of May 12, 2009, and Amendment No. 3, dated as of May 19, 2009, to the Second Amended and Restated Credit Agreement, dated as of May 30, 2007, as amended by Amendment No. 1, dated as of January 30, 2009, with the lenders party thereto (Credit Agreement).  Pursuant to the amended Credit Agreement (DIP Credit Agreement) debtor-in-possession loan tranches (DIP Loans) were added to the Credit Agreement, including up to $100 million of additional liquidity to provide operating funds to the Company and its subsidiaries during the restructuring.

Pursuant to the DIP Credit Agreement, theDIP Loans consistof a committed senior secured debtor-in-possession new money term loan facility (New Money DIP Loans) in an aggregate principal amount of up to $100 million and a senior secured debtor-in-possession roll-up loan facility (Roll-up Loans) in an aggregate principal amount of up to $100 million.  The Roll-up Loans will be issued to the pre-petition lenders under the Credit Agreement who make New Money DIP Loans in exchange for the pre-petition loans such lenders hold under the Credit Agreement; the Roll-up Loans will be deemed issued to the lenders upon the occurrence of a triggering event in the future. The DIP Loans benefit from a super-priority claim and lien on the assets of the Borrowers pursuant to a Bankruptcy Court order.

On May 14, 2009, the Bankruptcy Court approved an interim order that authorized the borrowing of up to $30 million of New Money DIP Loans.  On June 15, 2009, the Bankruptcy Court granted final approval of the DIP Credit Agreement. As a result, an additional $70 million of New Money DIP Loans has become available to the Borrowers.

The proceeds of the New Money DIP Loans incurred under the DIP Credit Agreement will be used (i) to pay costs, fees, and expenses related to the execution and delivery of the DIP Credit Agreement, (ii) to repay certain of the pre-petition loans (through the exchange of Roll-up Loans), (iii) to provide working capital from time to time for the Debtors and the Company’s non-U.S. subsidiaries, (iv) for other general corporate purposes of the Debtors and the Company’s non-U.S. subsidiaries, and (v) to pay administrative costs of the Chapter 11 cases and claims or amounts approved by the Bankruptcy Court.  The proceeds of the DIP Loans are deposited in depositary accounts and can be withdrawn no more than twice per week and then only to the extent needed to pay permitted expenses payable in the five business days following each withdrawal in accordance with approved budgets.

The New Money DIP Loans will bear cash interest at the rate of LIBOR (with a floor of 6.00% per annum), plus 14% per annum, and interest paid-in-kind (PIK Interest) at a rate of 6.00% per annum.  After the Roll-up Loans are deemed to be borrowed, borrowings under the New Money DIP Loans and Roll-up Loans will bear cash interest at the

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rate of LIBOR (with a floor of 3.00% per annum), plus 7% per annum, plus PIK Interest of 3.00% per annum. During the continuance of an event of default under the DIP Credit Agreement, borrowings will bear interest at an additional 2.00% per annum.  In addition, the DIP Credit Agreement obligates the Debtors to pay certain fees to the agents and lenders thereunder.

Obligations under the DIP Credit Agreement are secured by a lien on substantially all of the assets of the Debtors (which lien will have a first priority with respect to substantially all of the Debtors’ assets) and a super-priority administrative expense claim in each of the Bankruptcy Cases.  The obligations under the DIP Credit Agreement are guaranteed by the Company and its domestic subsidiaries pursuant to a Guaranty dated as of May 12, 2009.  Subject to local law and other impediments, certain of the Company’s foreign subsidiaries are required to take commercially reasonable actions to guarantee the obligations under the DIP Credit Agreement and grant liens on their assets in support of those guarantees.

The maturity date of the obligations under the DIP Credit Agreement will be the earliest of: (i) six months following the date on which the Bankruptcy Court grants interim approval of the DIP Credit Agreement (which may be extended by up to three months by a majority of the DIP lenders); (ii) the effective date of a plan of reorganization for any Debtor; and (iii) the acceleration of obligations under the DIP Credit Agreement or termination of the new money term loan commitments under the DIP Credit Agreement, including, without limitation, as a result of the occurrence of an event of default.

The foregoing summary of the DIP Credit Agreement is a summary only and is qualified, in all respects, by the provisions of the DIP Credit Agreement.

NOTE 4.  Liabilities Subject to Compromise

As a result of the Chapter 11 filings, the Debtors’ pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization.  SOP 90-7 requires that pre-petition liabilities subject to compromise be reported at the amounts expected to be allowed as claims, even if they may be settled for lesser amounts.  The amounts currently classified as liabilities subject to compromise represent the Debtors’ estimate of known or potential pre-petition claims to be addressed in connection with the Bankruptcy Cases.  Such claims remain subject to future adjustments resulting from, among other things, negotiations with creditors, rejection of executory contracts and unexpired leases, and orders of the Bankruptcy Court.  The terms under which any allowed claims will be satisfied will be established at a later date in the Bankruptcy Cases.

The Bar Date deadline for all persons or entities, other than governmental units, holding a claim against any of the Debtors to file proof of such claim in these Chapter 11 cases is July 27, 2009.  The Debtors will evaluate the claims submitted subsequent to Bar Date.  At this time, the Debtors cannot reasonably estimate the value of the claims that will ultimately be allowed by the Bankruptcy Court since evaluation of the claims has not yet begun.

The amount of liabilities subject to compromise reported herein was $1,134.8 million at May 31, 2009.  This amount includes intercompany balances, which are not eliminated under this basis of presentation.  In addition, substantially all of the Debtors’ pre-petition debt is in default due to the bankruptcy filing, and the Debtors pre-petition debt of $670.6 million is also included within liabilities subject to compromise.  In accordance with SOP 90-7, following the Petition Date, HLI discontinued recording interest expense on debt classified as liabilities subject to compromise.  Contractual interest on all third-party debt, including the portion classified as liabilities subject to compromise, amounted to $3.3 million for the period from May 12 to May 31, 2009.

NOTE 5.  Reorganization Items
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SOP 90-7 requires that reorganization items, such as professional fees directly related to the process of reorganizing under Chapter 11 and provisions and adjustments to reflect the carrying value of certain pre-petition liabilities at their estimated allowable claim amounts, be reported separately.  These amounts are presented on the line item “Reorganization items” on our Condensed Statements of Operations included herein.

Pursuant to orders of the Bankruptcy Court, professionals retained by the Debtors and by the official statutory committees appointed in the Bankruptcy Cases are entitled to receive payment for their fees and expenses on a monthly basis, subject to compliance with certain procedures established by orders of the Bankruptcy Court and the Bankruptcy Code.  In some cases, the professionals retained by the Debtors in the Bankruptcy Cases are also providing services to the Debtors’ non-Debtor subsidiaries and are being paid for such services by the non-Debtor subsidiaries.  In addition, under the terms of the DIP Credit Agreement, the Debtors are obligated to reimburse the lenders for the fees and expenses or their professionals.  The Debtors are making the required payments to such professionals, as described above, and believe they are current with regard to such payments.

NOTE 6.  Post-petition Accounts Payable

The Debtors believe that all undisputed post-petition accounts payable have been and are being paid under agreed payment terms and the Debtors intend to continue paying all undisputed post-petition obligations as they become due.  See “Schedule 1, Cash Disbursements by Debtor” for post-petition disbursements for the period from May 12 to May 31, 2009.

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DEBTOR BANK ACCOUNT BALANCES **Schedule 4**

In re: Hayes Lemmerz International, Inc. et al

Case Number Case No. 09-11655 (MFW) (Jointly Administered)

As of May 31, 2009

(in whole amounts)

BANK NAME	Account Number	DEBTORS	BANK BALANCE	NOTES
Citigroup	3053-8047	HLI Operating Company	$12,678,278.32	
Citigroup	3053-8055	HLI Operating Company	$0.00	
Citigroup, Delaware	38687661	HLI Operating Company	$0.00	
Citigroup, Delaware	38687696	HLI Operating Company	$0.00	
Citigroup, Delaware	38687688	HLI Operating Company	$0.00	
Citigroup, Delaware	38691142	HLI Operating Company	$0.00	
Citigroup, NY	30635103	HLI Operating Company	$0.00	
Banamex	230879001	HLI Operating Company	MXN 0.00	(1)
Bank of America / LaSalle	5800396755	HLI Operating Company	$143,356.65	
Bank of America / LaSalle	5800397001	HLI Operating Company	$86,339.22	
Bank of America / LaSalle	5201639878	HLI Operating Company	$0.00	
Merrill Lynch	0110-0002-8	HLI Operating Company	$0.00	
RBC	309-77334	HLI Operating Company	$0.00	
RBC	309-77335	HLI Operating Company	$23.38	
Regions Bank	6440353011	Hayes Lemmerz International - Georgia, Inc.	$0.00	
Comerica Bank	2000004990	Hayes Lemmerz International - Sedalia, Inc.	$4,668.92	
Third National Bank	47686	Hayes Lemmerz International - Sedalia, Inc.	$4,000.00	
Goodyear Credit Union	8360	Hayes Lemmerz International - Commercial Highway, Inc.	$790.02	
Citibank Luxembourg	200663002	Hayes Lemmerz Finance LLC - Luxembourg S.C.A.	$1,573.00	
Citibank Luxembourg	200663001	Hayes Lemmerz Finance LLC - Luxembourg S.C.A.	€ 0.00	(2)
Fortis Bank	LU520030291480290000	Hayes Lemmerz Finance LLC - Luxembourg S.C.A.	€ 5,262.96	(2)
RBS	000.00.01.80.734	Hayes Lemmerz Finance LLC - Luxembourg S.C.A.	431,955.01 Kč	(3)
ABN.AMRO	50.07.94.286	Hayes Lemmerz Finance LLC - Luxembourg S.C.A.	$4,696,763.79	
ABN.AMRO	05.00.682.054	Hayes Lemmerz Finance LLC - Luxembourg S.C.A.	$1,172,483.90	
Bank of America / LaSalle	4426886503	Hayes Lemmerz Finance LLC - Luxembourg S.C.A.	$9,998.06	
Bank of America / LaSalle	4426886493	Hayes Lemmerz International - New York, Inc.	$4,175.11	

NOTES:

(1) Mexican Peso

(2) Euro

(3) Czech Koruna

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DEBTOR QUESTIONNAIRE **Schedule 6**

In re: Hayes Lemmerz International, Inc. et al

Case Number Case No. 09-11655 (MFW) (Jointly Administered)

Reporting Period: May 12, 2009 - May 31, 2009

	Must be completed each month. If the answer to any of the questions is "Yes," provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No	Notes
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X	
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X	
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X	
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X	
5	Is the Debtor delinquent in paying any insurance premium payment?		X	
6	Have any payments been made on pre-petition liabilities this reporting period?	X		(1)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X	
8	Are any post petition payroll taxes past due?		X	
9	Are any post petition State or Federal income taxes past due?		X	
10	Are any post petition real estate taxes past due?		X	
11	Are any other post petition taxes past due?		X	
12	Have any pre-petition taxes been paid during this reporting period?		X	
13	Are any amounts owed to post petition creditors delinquent?		X	
14	Are any wage payments past due?		X	
15	Have any post petition loans been received by the Debtor from any party?	X		(2)
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X	
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X	
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X	

NOTES:

(1) Certain pre-petition payments have been made only pursuant to motions ordered by the Bankruptcy Court.

(2) See Note 3, Financing, for additional detail on post petition loans received by the Debtors.

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